EXHIBIT 10.19



                                 March 31, 1999

Mr. Charles Hinkaty
c/o Del Laboratories, Inc.
178 EAB Plaza
Uniondale, NY 11556-0178

Dear Charlie:

         This will confirm that your Employment Agreement, as amended, is hereby further amended and extended as follows:

1. The term of the Agreement is hereby extended to March 31, 2002, and the minimum salary thereunder is increased to $325,000.

2. You agree that you will give Del at least one hundred twenty (120) days' notice prior to any voluntary termination of your employment hereunder.

3.       The following new paragraph is hereby added to the Agreement.

         Except as set forth in Paragraphs 7 and 8 of this Agreement, any claim or controversy rising out of or relating to this Agreement, or any breach thereof, or otherwise relating to your employment, compensation and benefits with the Company, or the termination thereof, shall be settled by arbitration in New York, New York in accordance with the rules established by the American Arbitration Association; provided, however, that you and Del agree that (i) the arbitrator shall be prohibited from disregarding, adding to or modifying the terms of this Agreement; (ii) the arbitrator shall be required to follow established principles of substantive law and the law governing burdens of proof;
         (iii) only legally protected rights may be enforced in arbitration;
         (iv) the arbitrator shall be without authority to award punitive or exemplary damages; (v) the arbitrator shall be an attorney licensed to practice law in New York who has experience in similar matters; and
         (vi) any demand for arbitration must be filed and served, if at all, within 180 days of the occurrence of the act or omission complained of. Any claim or controversy not submitted to arbitration in accordance with this paragraph shall be considered waived and, thereafter, no arbitration panel or tribunal or court shall have the power to rule or make any award on any such claim or controversy. The award rendered in any arbitration proceeding held under this Agreement shall be final and binding, and judgment upon the award may be entered in any court having jurisdiction thereof, provided it conforms to established principles of law and is supported by substantial record evidence.

Mr. Charles Hinkaty
March 31, 1999
Page 2

         Please indicate your acceptance of the foregoing by signing a copy of this letter in the space indicated below and returning it to me.

                                         Very truly yours,

                                         /s/ DAN K. WASSONG
                                         ------------------
                                         Dan K. Wassong
                                         Chairman of the Board, President and
                                         Chief Executive Officer

AGREED AND ACCEPTED:



     /S/ CHARLES HINKATY
     -------------------
       Charles Hinkaty